Significant transactions	3 Months Ended
Jan. 31, 2023
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Significant transactions
Note 4.    Significant transactions
Sale of certain banking assets in the Caribbean
The proposed sales by FirstCaribbean International Bank Limited (CIBC FirstCaribbean) of banking assets in St. Vincent and St. Kitts have received regulatory approval and are expected to close by the third quarter of 2023, subject to the satisfaction of closing conditions. The impacts upon the closing of these transactions are not expected to be material. CIBC FirstCaribbean ceased its operations in Dominica on January 31, 2023, the impact of which is not expected to be material.